                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2005
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-23970                 77-0216135
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 28, 2005, the Company issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2005.

            The text of a press release issued by the Company is furnished as
Exhibit 99.1 and is incorporated herein by reference.

            The Company also announced that it was forecasting revenues for the full year 2005 to be in the range of $40 million to $45 million and earnings to be in the range $0.03 to $0.07 per share.

ITEM 7.01   REGULATION FD DISCLOSURE.

            On July 28, 2005, the Company announced that it was forecasting revenues for the full year 2005 to be in the range of $40 million to $45 million and earnings to be in the range $0.03 to $0.07 per share.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

            Exhibit Number     Description
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            99.1               Press release of the Company dated July 28, 2005.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FALCONSTOR SOFTWARE, INC.

Dated: July 28, 2005                     By: /s/ James Weber
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                                             Name:  James Weber
                                             Title: Chief Financial Officer and
                                                    Vice President

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